As filed with nthe Commission on February 28, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  February 24, 2017

ABCO ENERGY, INC.
 (Name of registrant as specified in its Charter)

NEVADA	000-55235	20-1914514
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 North Wilmot, Tucson, AZ	85712
(Address of principal executive offices)	(Zip Code)

(520) 777-0511
(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

(a) On February 24, 2017, ABCO Energy, Inc. (the “Registrant” or the “Company”) notified Thayer O’Neal Company, LLC  (“TON”) that TON   was terminated as the Registrant’s independent registered public accounting firm.  Except as noted in the paragraph immediately below, the report of TON  on the Company’s financial statements for the year ended December 31, 2015 and for the period then ended did not contain an adverse opinion or disclaimer of opinion, and such report was  not qualified or modified as to uncertainty, audit scope, or accounting principle.

The report of TON on the Company’s financial statements as of and for the year ended December 31, 2015, contained the explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has reported a net loss of for the year ended December 31, 2015 and had an accumulated deficit as of December 31, 2015, that raises doubt about its ability to continue as a going concern .

From January 1, 2015, until February 24, 2017, the Company has not had any disagreements with  TON  on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to TON‘s satisfaction, would have caused them to make reference thereto in their report on the Company’s  financial statements for such period.

From  January 1, 2015, until  February 24, 2017, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided TON with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from TON is attached hereto as Exhibit 16.1

New independent registered public accounting firm

On February 25, 2017, (the “Engagement Date”), the Company engaged FRUCI & ASSOCIATES II, PLLC (“Fruci “) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2016. The decision to engage Fruci as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with Fruci  regarding either:

1.
the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Fruci   concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Shell company transactions.

Not applicable

(d)	Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Thayer O’Neal Company, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABCO ENERGY, INC.

Dated: February 28, 2017	By:	/s/ Charles O’Dowd
Name: Charles O’Dowd
Title: Chief Executive Officer